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Exhibit 99.1

        HOUSEHOLD AUTOMOTIVE TRUST 2002-1
SERIES 2002-1 NOTES

TERM SHEET

Dated May 20, 2002

Subject to Revision

Trust

        Household Automotive Trust 2002-1. This trust will be a Delaware business trust formed under the laws of the State of Delaware. The address of the trust is in care of U.S. Bank Trust National Association, 300 East Delaware Avenue, Suite 813, Wilmington, Delaware 19801.

Seller

        Household Auto Receivables Corporation. The seller has purchased the auto loans from Household Automotive Finance Corporation or its affiliates and will sell them to the trust. The seller will also own interests in the trust. The address and telephone number of the seller is 1111 Town Center Drive, Las Vegas, Nevada 89134, (702) 243-1241.

Servicer

        Household Finance Corporation. The servicer is responsible for servicing the auto loans and has subcontracted with the subservicer to perform the servicing responsibilities. The address and telephone number of the servicer are 2700 Sanders Road, Prospect Heights, Illinois 60070, (847) 564-5000.

Subservicer

        Household Automotive Finance Corporation. The auto loans were originated by the subservicer, affiliates of the subservicer or automobile dealers that have no affiliation with the subservicer. The subservicer will service the auto loans in accordance with policies established in consultation with the servicer. The address and telephone number of the subservicer are 5855 Copley Drive, San Diego, California 92111, (800) 794-4103.

Insurer

        MBIA Insurance Corporation. The insurer will issue a financial guarantee insurance policy for the benefit of the noteholders, which will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal due on the notes. The address and telephone number of the insurer are 113 King Street, Armonk, New York 10504, (914) 273-4545.

Owner Trustee

        U.S. Bank National Association. The address of the owner trustee is 400 North Michigan Avenue, 2nd Floor, Chicago, Illinois 60611.

Indenture Trustee

        Wells Fargo Bank Minnesota, National Association. The address of the indenture trustee is Sixth Street and Marquette Avenue, MAC N 9311-161, Minneapolis, Minnesota 55479.

Cut-Off Date

        The close of business on April 30, 2002. The trust will receive amounts collected on the auto loans after this date.

Statistical Cut-Off Date

        The close of business on April 25, 2002. This is the date we used in preparing the statistical information used in this term sheet.

Closing Date

        On or about May 30, 2002.

The Trust Assets

        The issuer will pledge property to secure payments on the notes. The pledged assets will include:

  •
  a pool consisting primarily of "non-prime" auto loans for new and used automobiles, light duty trucks and vans;

  •
  monies received on the auto loans after the cut-off date for the auto loans;

  •
  the security interests in the underlying vehicles;

  •
  the loan files;

  •
  all rights to proceeds from claims on insurance policies covering the vehicles or the obligors;

  •
  all rights to proceeds from liquidating auto loans;

  •
  the seller's right against dealers under agreements between the subservicer and the dealers;

  •
  the bank accounts opened in connection with this offering;

  •
  rights under the transaction documents; and

  •
  all proceeds from the items described above.

Statistical Information

        The statistical information in this term sheet is based on the auto loans eligible for the pool as of April 25, 2002. The statistical distribution of the characteristics of the auto loan pool as of the cut-off date, which is April 30, 2002, will vary somewhat from the statistical distribution of those characteristics as of April 25, 2002, although that variance will not be material.

Auto Loans

•
On the closing date, the seller will assign to the trust a pool of auto loans. On the closing date, the trust will pledge the auto loans to the indenture trustee as collateral for the notes. As of April 30, 2002, the pool of auto loans pledged as collateral is expected to have an aggregate principal balance of approximately $1,063,829,787.23.

•
As of April 25, 2002, the auto loans in the pool had:

–
An aggregate principal balance of $1,080,002,244.63;

–
A weighted average interest rate of approximately 18.03%;

–
A weighted average remaining term, which is the period starting after the auto loan's cut-off date and including the auto loan's scheduled maturity, of approximately 57.67 months; and

–
A weighted average original term of approximately 63.26 months.

•
The auto loans will consist of "non-prime" retail installment sales contracts secured by new and used automobiles, light duty trucks or vans which were either purchased or originated by the subservicer or affiliates of the subservicer. For loans purchased from dealers, the original extension of credit is made by the dealer, and the loan is subsequently assigned to the subservicer. The financing programs target borrowers with limited or no credit history, who have modest income, who have experienced prior credit difficulties or who have any combination of the above.

•
As of the statistical cut-off date, approximately 5.68% of the principal balance of the auto loans were originated directly by an affiliate of the subservicer. The directly originated auto loans are originated pursuant to the same underwriting criteria as the indirectly originated auto loans and are expected to perform in a substantially consistent manner as the indirectly originated auto loans.

•
No auto loan will be more than 30 days delinquent as of April 30, 2002.

•
Each auto loan calls for the borrower to make fixed, level payments that will fully pay the balance of the amount borrowed by its maturity date.

•
The trust will pay the notes primarily from payments on the auto loans and amounts recovered when financed vehicles are repossessed and sold, after deducting expenses.

Description of the Securities

        Four classes of asset backed notes will be issued by the trust. The notes are designated as the "Class A-1 Notes", the "Class A-2 Notes", the "Class A-3 Notes" and the "Class A-4 Notes".

        The notes will have the following original principal amounts:

Class A-1 Notes	$229,000,000
Class A-2 Notes	$267,000,000
Class A-3 Notes	$286,000,000
Class A-4 Notes	$218,000,000

Payment Date

        The 17th day of each month if the seventeenth is a business day. If the seventeenth is not a business day, the payment date will be the following day that is a business day. The first payment date will be June 17, 2002.

Record Date

        The last business day preceding a payment date unless the notes are no longer book-entry notes. If the notes are definitive notes, the record date is the last business day of the month preceding a payment date.

Denominations

        The trust will issue the notes in minimum denominations of $100,000 and integral multiples of $1,000. One note of each class may be issued in another denomination.

Priority of Distributions

        Each month, the trust will distribute to holders of the notes on the record date, the amounts received on the auto loans and any other collections available as assets of the trust as follows:

Interest Distributions

        On each payment date, interest that accrued during the interest accrual period is payable at the applicable note interest rate; the interest accrual period runs from the prior payment date, or, in the case of the first payment date, from the closing date, to the day preceding that payment date. Interest on the Class A-1 Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed in the interest accrual period. Interest on the Class A-2, Class A-3 and Class A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

        Amounts paid to holders of the notes will be shared by the Class A-1, Class A-2, Class A-3 and Class A-4 noteholders in proportion to the interest due on each class.

Principal Distributions

        On each payment date, to the extent of funds available, the trust will pay principal on the notes in an amount equal to the lesser of the decrease in the principal balance of the auto loans between the first and last day of a calendar month and the amount required to achieve the required overcollateralization. In addition, any available funds remaining after making the required deposit to the reserve account will be paid as principal on the notes to achieve the required overcollateralization if that amount is greater. These principal payments will be paid to the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, sequentially, beginning with the Class A-1 Notes, in each case, until the respective outstanding principal amount of each class is paid in full.

Overcollateralization

        The overcollateralization amount is the amount by which the pool balance of the auto loans exceeds the outstanding principal balance of the notes. The overcollateralization amount will be available to absorb any losses that noteholders would otherwise incur. It is expected that as of the closing date, the overcollateralization will be equal to approximately $63,829,787.23 or approximately 6.00% of the pool balance as of the cut-off date.

        If the reserve account is at its targeted balance, excess interest and principal collected on the auto loans that is not used to offset losses on the auto loans will be distributed in reduction of the principal amount of the notes until the overcollateralization amount on any payment date equals 9.50% of the pool balance of the auto loans at the end of the last day of the calendar month preceding the payment date.

Reserve Account

        The indenture trustee will hold a reserve account for the benefit of the noteholders and the insurer. An initial deposit of approximately $10,638,297.87, which is expected to be approximately 1% of the pool balance as of the cut-off date, will be placed in the reserve account on the closing date. The servicer will deposit collections received from the auto loans into the reserve account on each payment date after interest and principal payments on the notes, payment of premium and any other amounts due to the insurer and payment of certain fees and expenses have been made.

        The servicer will continue to make such deposits on each payment date until the balance in the reserve account reaches its targeted balance, which is the lesser of:

  (i)
  the greater of

  (a)
  3% of the principal balance of the auto loans at the end of the last day of the calendar month preceding the current payment date, and

  (b)
  2% of the principal balance of the auto loans on the cut-off date, which is expected to be approximately $21,276,595.74 and

  (ii)
  the outstanding principal amount of the notes.

        If delinquency rates or losses on the auto loans exceed certain levels or if certain defaults occur under the transaction documents, the amounts required to be deposited into the reserve account will be increased. On each payment date, if amounts received under the auto loans and any other collections available as assets of the trust are not sufficient to pay certain fees and expenses, amounts due to the noteholders, premium and other amounts due to the insurer and, if Household Finance Corporation is no longer the servicer, fees due to the servicer, we will use funds in the reserve account to pay shortfalls.

Insurance Policy

        If, on any payment date, the noteholders will not receive the full amount of any interest payment that is due to them, the shortfall will be paid from the proceeds of a drawing under the insurance policy. If, on the final scheduled payment date for a class of notes, the noteholders of that class will not receive payment in full of the outstanding balance of the notes, the shortfall will be paid from the proceeds of a drawing under the insurance policy.

Optional Redemption

        On any payment date when the outstanding principal balance of the auto loans is less than or equal to 10% of the original principal balance of the auto loans as of the cut-off date, the servicer may purchase the auto loans from the trust. This will redeem the notes. If redemption occurs, we will pay you a final distribution equaling the entire unpaid principal balance of the notes plus any accrued and unpaid interest.

Final Scheduled Payment Dates

        If the notes have not already been paid in full, we will pay the outstanding principal amount of the notes in full on the following payment dates:

Class A-1 Notes	June 17, 2003
Class A-2 Notes	May 17, 2005
Class A-3 Notes	September 18, 2006
Class A-4 Notes	May 18, 2009

        Final payment on the notes will probably be earlier than the final scheduled payment dates stated above for each class of notes.

No Listing

        The notes will not be listed on any securities exchange.

Federal Income Tax Consequences

        For federal income tax purposes:

•
Dewey Ballantine LLP, tax counsel to the trust and counsel to the seller and the underwriters, is of the opinion that (i) the notes will be characterized as indebtedness, and (ii) the trust will not be characterized as an association or publicly traded partnership, taxable as a corporation. By your acceptance of a note, you agree to treat the notes as indebtedness.

•
Interest on the notes will be taxable as ordinary income when received by a holder using the cash method of accounting and when accrued by a holder using the accrual method of accounting.

•
Dewey Ballantine LLP has prepared the discussion under "Material Federal Income Tax Consequences" in both the prospectus supplement and the prospectus and is of the opinion that the discussion accurately states all material federal income tax consequences of the purchase, ownership and disposition of the notes to their original purchaser.

ERISA Considerations

        Subject to the important considerations described under "ERISA Considerations" in the prospectus supplement, pension, profit-sharing and other employee benefit plans may wish to purchase notes. You should consult with your counsel regarding the applicability of the provisions of the Employee Retirement Income Security Act of 1974, as amended, before purchasing a note.

Legal Investment

        The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Ratings

        The trust will not issue the notes unless they have been assigned the ratings stated below.

Rating
Class
	Standard & Poor's	Moody's	Fitch
A-1	A-1+	P-1	F1+
A-2	AAA	Aaa	AAA
A-3	AAA	Aaa	AAA
A-4	AAA	Aaa	AAA

        The ratings on the notes will be based primarily on the insurance policy.

        The ratings may be lowered, qualified or withdrawn by the rating agencies at any time.

        We refer you to "Ratings" in the prospectus for more information regarding the ratings assigned to the notes.

Composition of the Auto Loans

        Presented below is a description of the material characteristics of the auto loans as of the statistical cut-off date. In the following tables, due to rounding adjustments, the sum of the percentages listed for the number of auto loans and pool balance may not equal 100%.

Total Pool of Auto Loans
Statistical pool balance	$1,080,002,244.63
Number of auto loans	71,769
Average principal balance(1)	$15,048.31
Range of principal balances	$3,013.50 to $36,174.18
Average original principal balance(2)	$15,760.36
Range of original principal balances	$3,344.10 to $37,195.30
Weighted average APR(3)	18.03%
Range of APRs	10.50% to 27.00%
Weighted average original term(3)	63.26 months
Range of original terms	18 months to 72 months
Weighted average remaining term(3)	57.67 months
Range of remaining terms	11 months to 71 months
Weighted average months of seasoning(3)	5.58 months
Range of months of seasoning	1 month to 31 months
Number of auto loans more than 30 days delinquent	None

(1)
Pool balance as of the statistical cut-off date divided by total number of auto loans.

(2)
Aggregate amount financed divided by total number of auto loans.

(3)
Weighted by principal balance as of the statistical cut-off date.

Composition of the Auto Loans by Principal Balance
(as of the statistical cut-off date)

Principal Balance	Number of Auto Loans	% of Auto Loans	Principal Balance	% of Pool by Principal Balance
$ 3,000.01 to $ 4,000.00	121	0.17%	$431,605.93	0.04%
$ 4,000.01 to $ 5,000.00	282	0.39	1,284,931.29	0.12
$ 5,000.01 to $ 6,000.00	529	0.74	2,923,631.79	0.27
$ 6,000.01 to $ 7,000.00	875	1.22	5,710,961.53	0.53
$ 7,000.01 to $ 8,000.00	1,367	1.90	10,304,680.40	0.95
$ 8,000.01 to $ 9,000.00	2,335	3.25	19,917,848.48	1.84
$ 9,000.01 to $10,000.00	3,224	4.49	30,690,830.00	2.84
$10,000.01 to $11,000.00	4,423	6.16	46,524,353.65	4.31
$11,000.01 to $12,000.00	5,790	8.07	66,701,192.43	6.18
$12,000.01 to $13,000.00	6,682	9.31	83,569,523.67	7.74
$13,000.01 to $14,000.00	6,554	9.13	88,426,872.51	8.19
$14,000.01 to $15,000.00	6,197	8.63	89,828,261.90	8.32
$15,000.01 to $16,000.00	5,783	8.06	89,590,069.28	8.30
$16,000.01 to $17,000.00	5,264	7.33	86,819,792.61	8.04
$17,000.01 to $18,000.00	4,715	6.57	82,440,382.95	7.63
$18,000.01 to $19,000.00	4,062	5.66	75,092,454.18	6.95
$19,000.01 to $20,000.00	3,173	4.42	61,778,653.10	5.72
$20,000.01 to $21,000.00	2,646	3.69	54,226,472.28	5.02
$21,000.01 to $22,000.00	2,084	2.90	44,772,662.36	4.15
$22,000.01 to $23,000.00	1,578	2.20	35,458,640.55	3.28
$23,000.01 to $24,000.00	1,257	1.75	29,521,027.47	2.73
$24,000.01 to $25,000.00	950	1.32	23,242,906.53	2.15
$25,000.01 to $26,000.00	674	0.94	17,164,484.37	1.59
$26,000.01 to $27,000.00	453	0.63	11,980,594.63	1.11
$27,000.01 to $28,000.00	281	0.39	7,720,024.78	0.71
$28,000.01 to $29,000.00	206	0.29	5,863,504.68	0.54
$29,000.01 to $30,000.00	137	0.19	4,036,972.73	0.37
$30,000.01 to $31,000.00	72	0.10	2,192,724.47	0.20
$31,000.01 to $32,000.00	25	0.03	784,463.77	0.07
$32,000.01 to $33,000.00	16	0.02	520,129.23	0.05
$33,000.01 to $34,000.00	6	0.01	200,753.60	0.02
$34,000.01 to $35,000.00	4	0.01	138,942.90	0.01
$35,000.01 to $36,000.00	3	0.00	105,720.40	0.01
$36,000.01 to $37,000.00	1	0.00	36,174.18	0.00

Total	71,769	100.00%	$1,080,002,244.63	100.00%

Composition of the Auto Loans by APR (as of the statistical cut-off date)

APR Range	Number of Auto Loans	% of Auto Loans	Principal Balance	% of Pool by Principal Balance
10.00% to 10.99%	398	0.55%	$7,045,573.09	0.65%
11.00% to 11.99%	1,089	1.52	18,864,990.09	1.75
12.00% to 12.99%	1,813	2.53	32,256,311.44	2.99
13.00% to 13.99%	2,652	3.70	45,847,066.96	4.25
14.00% to 14.99%	4,504	6.28	75,076,046.32	6.95
15.00% to 15.99%	5,365	7.48	89,387,352.83	8.28
16.00% to 16.99%	8,657	12.06	139,456,731.05	12.91
17.00% to 17.99%	14,229	19.83	220,103,295.04	20.38
18.00% to 18.99%	8,160	11.37	121,067,628.14	11.21
19.00% to 19.99%	7,015	9.77	100,312,562.18	9.29
20.00% to 20.99%	5,581	7.78	75,154,827.14	6.96
21.00% to 21.99%	3,287	4.58	43,179,019.76	4.00
22.00% to 22.99%	2,855	3.98	36,664,088.92	3.39
23.00% to 23.99%	3,973	5.54	49,586,586.77	4.59
24.00% to 24.99%	1,116	1.55	13,458,306.92	1.25
25.00% to 25.99%	578	0.81	6,867,150.62	0.64
26.00% to 26.99%	494	0.69	5,641,918.21	0.52
27.00% to 27.99%	3	0.00	32,789.15	0.00

Total	71,769	100.00%	$1,080,002,244.63	100.00%

Composition of the Auto Loans by Interest Accrual Method
(as of the statistical cut-off date)

Interest Accrual Method	Number of Auto Loans	% of Auto Loans	Principal Balance	% of Pool by Principal Balance
Simple Interest	71,081	99.04%	$1,070,713,721.08	99.14%
Actuarial	688	0.96	9,288,523.55	0.86

Total	71,769	100.00%	$1,080,002,244.63	100.00%

Composition of the Auto Loans by State of Residence
(as of the statistical cut-off date)

Location of Mailing Address of Borrower	Number of Auto Loans	% of Auto Loans	Principal Balance	% of Pool by Principal Balance
Alabama	214	0.30%	$3,457,553.78	0.32%
Alaska	4	0.01	65,926.72	0.01
Arizona	2,023	2.82	32,668,912.69	3.02
Arkansas	157	0.22	2,426,784.91	0.22
California	8,248	11.49	132,394,925.85	12.26
Colorado	262	0.37	3,675,742.21	0.34
Connecticut	434	0.60	6,211,671.30	0.58
Delaware	458	0.64	6,513,014.86	0.60
District of Columbia	171	0.24	2,663,340.36	0.25
Florida	7,590	10.58	117,111,655.03	10.84
Georgia	2,890	4.03	45,223,357.58	4.19
Hawaii	12	0.02	161,997.73	0.01
Idaho	62	0.09	823,824.52	0.08
Illinois	4,181	5.83	60,407,288.56	5.59
Indiana	1,469	2.05	20,691,662.44	1.92
Iowa	395	0.55	5,466,845.23	0.51
Kansas	231	0.32	3,233,177.49	0.30
Kentucky	1,363	1.90	18,872,699.84	1.75
Louisiana	30	0.04	452,034.89	0.04
Maine	88	0.12	1,173,675.89	0.11
Maryland	2,196	3.06	34,035,027.02	3.15
Massachusetts	349	0.49	4,923,287.66	0.46
Michigan	2,547	3.55	36,736,582.64	3.40
Minnesota	649	0.90	9,158,363.13	0.85
Mississippi	85	0.12	1,327,683.01	0.12
Missouri	1,113	1.55	15,610,876.13	1.45
Montana	191	0.27	2,653,861.15	0.25
Nebraska	275	0.38	3,906,511.92	0.36
Nevada	903	1.26	13,600,505.80	1.26
New Hampshire	67	0.09	913,254.11	0.08
New Jersey	2,369	3.30	34,873,516.28	3.23
New Mexico	234	0.33	3,511,002.53	0.33
New York	2,032	2.83	28,391,510.86	2.63
North Carolina	4,579	6.38	71,259,757.10	6.60
North Dakota	48	0.07	685,805.86	0.06
Ohio	1,705	2.38	23,551,359.10	2.18
Oklahoma	1,652	2.30	22,559,353.27	2.09
Oregon	297	0.41	4,173,954.07	0.39
Pennsylvania	4,243	5.91	61,271,837.95	5.67
Rhode Island	61	0.08	868,112.58	0.08
South Carolina	1,226	1.71	18,271,356.19	1.69
South Dakota	194	0.27	2,615,759.63	0.24
Tennessee	1,857	2.59	27,785,032.32	2.57
Texas	8,261	11.51	129,655,147.04	12.01
Utah	148	0.21	2,005,943.06	0.19
Vermont	18	0.03	268,686.20	0.02
Virginia	2,098	2.92	30,833,059.14	2.85
Washington	1,148	1.60	17,515,129.95	1.62
West Virginia	223	0.31	3,147,052.27	0.29
Wisconsin	653	0.91	9,197,984.49	0.85
Wyoming	66	0.09	998,840.29	0.09

Total	71,769	100.00%	$1,080,002,244.63	100.00%

Composition of the Auto Loans by Remaining Term
(as of the statistical cut-off date)

Remaining Term Range (in months)	Number of Auto Loans	% of Auto Loans	Principal Balance	% of Pool by Principal Balance
6 to 11	1	0.00%	$3,837.06	0.00%
12 to 17	77	0.11	386,619.00	0.04
18 to 23	208	0.29	1,168,970.48	0.11
24 to 29	489	0.68	3,478,616.86	0.32
30 to 35	1,037	1.44	8,397,947.69	0.78
36 to 41	1,423	1.98	14,644,208.31	1.36
42 to 47	3,419	4.76	36,677,720.39	3.40
48 to 53	12,419	17.30	168,842,646.96	15.63
54 to 59	33,740	47.01	478,758,299.65	44.33
60 to 65	5,732	7.99	107,381,825.23	9.94
66 to 71	13,224	18.43	260,261,553.00	24.10

Total	71,769	100.00%	$1,080,002,244.63	100.00%

Composition of the Auto Loans by Type of Financed Vehicle
(as of the statistical cut-off date)

Type of Financing	Number of Auto Loans	% of Auto Loans	Principal Balance	% of Pool by Principal Balance
Used	59,441	82.82%	$852,018,589.93	78.89%
New	12,328	17.18	227,983,654.70	21.11

Total	71,769	100.00%	$1,080,002,244.63	100.00%

Yield and Prepayment Considerations

        All the auto loans are prepayable at any time. If prepayments are received on the auto loans, the actual weighted average life of the auto loans may be shorter than the scheduled weighted average life, since the scheduled weighted average life assumes that payments will be made as scheduled, and that no prepayments occur. For this purpose, the term prepayments also includes liquidations due to default, as well as receipt of proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the weighted average amount of time during which each dollar of principal of an auto loan is outstanding.

        The rate of prepayments on the auto loans may be influenced by a variety of economic, social, and other factors, including the fact that a borrower may not sell or transfer a financed vehicle without the consent of the subservicer. The subservicer believes that the actual rate of prepayments will result in a substantially shorter weighted average life than the scheduled weighted average life of the auto loans.

        If a note is purchased at a premium, and the actual rate of prepayments exceeds the rate of prepayments anticipated at the time the note was purchased, the actual yield to maturity of the note will be less than the yield anticipated at the time of purchase. If a note is purchased at a discount, and the actual rate of prepayments is less than the rate of prepayments anticipated at the time the note was purchased, the actual yield to maturity will be less than the yield anticipated at the time of purchase. Any reinvestment risk, which is the risk that a noteholder will not be able to reinvest amounts received in payment on the notes at interest rates that are greater than or equal to the note rate, resulting from a faster or slower incidence of prepayment of auto loans will be borne by the noteholders.

        The rate of payment of principal of each class of notes will depend on the rate of payment, including prepayments, of the principal balance of the auto loans. As a result, final payment of each class of notes could occur significantly earlier than the final scheduled payment date for the class.

        Prepayments on auto loans can be measured relative to a prepayment standard or model. The model used in this term sheet, the absolute prepayment model, or ABS, represents an assumed rate of prepayment each month relative to the original number of auto loans in a pool. ABS further assumes that all the auto loans are the same size and amortize at the same rate and that each auto loan in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of auto loans originally containing 10,000 auto loans, a 1% ABS rate means that 100 auto loans prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of auto loans.

        The table captioned "Percent of Initial Note Principal Balance at Various ABS Percentages", also called the ABS Table, has been prepared on the basis of the following assumptions:

  •
  the auto loans prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

  •
  each scheduled monthly payment on the auto loans is made on the last day of each month and each month has 30 days;

  •
  the initial principal amount of each class of notes are as stated on the third page of this term sheet;

  •
  interest accrues during each interest period at the following assumed coupon rates: Class A-1 Notes, 1.920%; Class A-2 Notes, 2.78%; Class A-3 Notes, 3.86%; and Class A-4 Notes, 4.58%;

  •
  payments on the notes are made on the 17th day of each month whether or not such date is a business day;

  •
  the notes are purchased on an assumed closing date of May 30, 2002;

  •
  the scheduled monthly payment for each auto loan has been calculated on the basis of the assumed characteristics presented in the table below, and each auto loan will amortize in amounts sufficient to repay the principal balance of the auto loans by its indicated remaining term to maturity; and

  •
  the servicer exercises the optional redemption.

        The ABS Table also assumes that (1) the auto loans have been aggregated into hypothetical pools with all of the auto loans within each pool having the following characteristics, and (2) that the level of scheduled monthly payment for each of the pools, which is based on its aggregate principal balance, gross APR, original number of scheduled payments and remaining number of scheduled payments as of the cut-off date, will be calculated so that each pool will be fully amortized by the end of its remaining term to maturity.

Pool	Aggregate Principal Balance	APR	Remaining Term to Maturity (in Months)	Seasoning (in Months)
1	$1,700,537.29	18.060%	19	8
2	$12,218,261.23	18.603%	31	7
3	$52,472,845.84	18.826%	43	7
4	$639,689,256.35	18.681%	55	6
5	$357,748,886.52	16.724%	66	5

        The ABS Table indicates, based on the assumptions described above, the percentages of the initial principal amount of each class of notes that would be outstanding after each of the payment dates shown at various percentages of ABS and the corresponding weighted average lives of the notes. The actual characteristics and performance of the auto loans will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the auto loans will prepay at a constant level of ABS until maturity or that all of the auto loans will prepay at the same level of ABS. Moreover, the diverse terms of auto loans could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the auto loans are as assumed. Any difference between the assumptions and the actual characteristics and performance of the auto loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of notes.

Percent of Initial Note Principal Balance
at Various ABS Percentages(1)

	Class A-1 Notes				Class A-2 Notes				Class A-3 Notes				Class A-4 Notes
Payment Date
	0.5%	1.0%	1.7%	2.5%	0.5%	1.0%	1.7%	2.5%	0.5%	1.0%	1.7%	2.5%	0.5%	1.0%	1.7%	2.5%
Closing Date	100	100	100	100	100	100	100	100	100	100	100	100	100	100	100	100
June, 2002	92	90	86	81	100	100	100	100	100	100	100	100	100	100	100	100
July, 2002	82	77	69	59	100	100	100	100	100	100	100	100	100	100	100	100
August, 2002	69	61	50	36	100	100	100	100	100	100	100	100	100	100	100	100
September, 2002	56	47	34	17	100	100	100	100	100	100	100	100	100	100	100	100
October, 2002	49	38	22	1	100	100	100	100	100	100	100	100	100	100	100	100
November, 2002	42	29	10	0	100	100	100	88	100	100	100	100	100	100	100	100
December, 2002	35	20	0	0	100	100	98	74	100	100	100	100	100	100	100	100
January, 2003	28	11	0	0	100	100	88	61	100	100	100	100	100	100	100	100
February, 2003	21	2	0	0	100	100	78	48	100	100	100	100	100	100	100	100
March, 2003	14	0	0	0	100	95	68	36	100	100	100	100	100	100	100	100
April, 2003	7	0	0	0	100	87	59	23	100	100	100	100	100	100	100	100
May, 2003	0	0	0	0	100	79	49	11	100	100	100	100	100	100	100	100
June, 2003	0	0	0	0	93	72	40	0	100	100	100	99	100	100	100	100
July, 2003	0	0	0	0	87	65	30	0	100	100	100	88	100	100	100	100
August, 2003	0	0	0	0	81	57	21	0	100	100	100	77	100	100	100	100
September, 2003	0	0	0	0	75	50	12	0	100	100	100	67	100	100	100	100
October, 2003	0	0	0	0	69	43	3	0	100	100	100	57	100	100	100	100
November, 2003	0	0	0	0	63	35	0	0	100	100	95	47	100	100	100	100
December, 2003	0	0	0	0	56	28	0	0	100	100	87	37	100	100	100	100
January, 2004	0	0	0	0	50	21	0	0	100	100	79	27	100	100	100	100
February, 2004	0	0	0	0	44	14	0	0	100	100	71	18	100	100	100	100
March, 2004	0	0	0	0	38	7	0	0	100	100	63	9	100	100	100	100
April, 2004	0	0	0	0	31	0	0	0	100	100	56	1	100	100	100	100
May, 2004	0	0	0	0	25	0	0	0	100	93	49	0	100	100	100	90
June, 2004	0	0	0	0	19	0	0	0	100	87	41	0	100	100	100	79
July, 2004	0	0	0	0	12	0	0	0	100	81	34	0	100	100	100	69
August, 2004	0	0	0	0	6	0	0	0	100	74	28	0	100	100	100	59
September, 2004	0	0	0	0	0	0	0	0	100	68	21	0	100	100	100	50
October, 2004	0	0	0	0	0	0	0	0	94	62	15	0	100	100	100	0
November, 2004	0	0	0	0	0	0	0	0	88	56	8	0	100	100	100	0
December, 2004	0	0	0	0	0	0	0	0	82	50	2	0	100	100	100	0
January, 2005	0	0	0	0	0	0	0	0	76	44	0	0	100	100	95	0
February, 2005	0	0	0	0	0	0	0	0	70	38	0	0	100	100	88	0
March, 2005	0	0	0	0	0	0	0	0	64	33	0	0	100	100	80	0
April, 2005	0	0	0	0	0	0	0	0	58	27	0	0	100	100	74	0
May, 2005	0	0	0	0	0	0	0	0	52	21	0	0	100	100	67	0
June, 2005	0	0	0	0	0	0	0	0	46	16	0	0	100	100	60	0
July, 2005	0	0	0	0	0	0	0	0	40	10	0	0	100	100	54	0
August, 2005	0	0	0	0	0	0	0	0	34	5	0	0	100	100	49	0
September, 2005	0	0	0	0	0	0	0	0	28	0	0	0	100	100	0	0
October, 2005	0	0	0	0	0	0	0	0	23	0	0	0	100	93	0	0
November, 2005	0	0	0	0	0	0	0	0	17	0	0	0	100	86	0	0
December, 2005	0	0	0	0	0	0	0	0	11	0	0	0	100	80	0	0
January, 2006	0	0	0	0	0	0	0	0	5	0	0	0	100	74	0	0
February, 2006	0	0	0	0	0	0	0	0	0	0	0	0	99	68	0	0
March, 2006	0	0	0	0	0	0	0	0	0	0	0	0	92	62	0	0
April, 2006	0	0	0	0	0	0	0	0	0	0	0	0	84	56	0	0
May, 2006	0	0	0	0	0	0	0	0	0	0	0	0	77	50	0	0
June, 2006	0	0	0	0	0	0	0	0	0	0	0	0	70	45	0	0
July, 2006	0	0	0	0	0	0	0	0	0	0	0	0	62	0	0	0
August, 2006	0	0	0	0	0	0	0	0	0	0	0	0	55	0	0	0
September, 2006	0	0	0	0	0	0	0	0	0	0	0	0	47	0	0	0
October, 2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Weighted Average Life in Years (2)	0.46	0.36	0.27	0.21	1.67	1.34	1.00	0.75	3.04	2.60	2.00	1.49	4.20	3.89	3.10	2.25

(1)
The percentages in this table have been rounded to nearest whole number.

(2)
The weighted average life of a note is determined by (1) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the payment date, (2) adding the results and (3) dividing the sum by the initial principal amount of the notes of that class.

Delinquency and Loss Information of the Subservicer

        Presented below is information concerning the subservicer's delinquency and loss experience for its portfolio of auto loans for new and used automobiles, light duty trucks and vans originated or acquired under its finance programs. Delinquency is recognized on a contractual basis only. Installment payments must equal or exceed 90% of the scheduled payment due for a contract to be considered current.

        The information has not been adjusted to eliminate the effect of the significant growth in the size of the subservicer's portfolio or changes to its underwriting or charge-off policies during the periods shown. The subservicer continuously reviews its credit and underwriting standards in light of portfolio performance, competitive conditions and the overall economic environment. As a result, underwriting and credit standards have been adjusted over time to improve portfolio performance. Management believes that these changes in the ordinary course of business have not materially impacted the presentation of historical delinquency and loss experience presented below.

        Currently, the principal balance of an auto loan in excess of the estimated net realizable value (or actual realized value in the case of a sold vehicle) is charged off by the subservicer at the earlier of: (1) the date the auto loan becomes 150 days delinquent (210 days for a bankruptcy), (2) 90 days after the vehicle has been repossessed if it remains unsold or (3) the date the repossessed vehicle is sold. Prior to the fourth quarter of 1997, all auto loans were charged off at the earlier of: (1) the date an auto loan became 120 days delinquent (210 days for a bankruptcy) and (2) 60 days after a vehicle had been repossessed if it remained unsold. The change in charge-off policy did not have a material impact on the delinquency and loss experience as reported for the years ended 1997, 1998, 1999, 2000, 2001 and the three months ended March 31, 2002.

        If adjustments were made for the growth of the portfolio, loss and delinquency as percentages of auto loans serviced for each period would be higher than those shown. The tables below present all auto loan data for contracts purchased or originated by the subservicer or an affiliate. Following the merger in which Household International, Inc. acquired ACC Consumer Finance Corporation, the subservicer assumed management and servicing responsibilities for a portfolio of auto loans purchased or acquired by another Household subsidiary. The auto loans held by this entity are included in the auto loans and the performance results presented in the following tables only for the periods ended December 31, 2001 and March 31, 2002.

Historical Delinquency
(Dollar Amounts in Thousands)

			At December 31,
	At March 31, 2002
			2001		2000		1999		1998		1997
	Dollars	Percent	Dollars	Percent	Dollars	Percent	Dollars	Percent	Dollars	Percent	Dollars	Percent
Principal Outstanding	6,614,149	100.00%	6,394,367	100.00%	4,511,967	100.00%	2,949,854	100.00%	1,593,434	100.00%	607,802	100.00%
Delinquencies(1)
1 month	344,977	5.22%	396,626	6.20%	296,082	6.56%	123,116	4.17%	65,220	4.09%	23,784	3.91%
2 months(2)	91,562	1.38%	120,507	1.88%	62,357	1.38%	45,141	1.53%	21,607	1.36%	8,498	1.40%
3 months and over(2)	74,282	1.12%	81,311	1.27%	51,993	1.15%	26,055	0.88%	13,155	0.83%	3,939	0.65%
Subtotal	510,821	7.72%	598,444	9.36%	410,432	9.10%	194,312	6.58%	99,982	6.27%	36,221	5.96%
Repossessions on Hand(3)	95,812	1.45%	92,727	1.45%	60,687	1.35%	33,729	1.14%	17,746	1.11%	6,495	1.07%
Total Delinquencies and Repossessions on Hand	606,633	9.17%	691,171	10.81%	471,119	10.44%	228,041	7.73%	117,728	7.39%	42,716	7.03%

(1)
The period of delinquency is based on the number of days payments are contractually past due.

(2)
Auto loans which are at least 2 months delinquent and the borrower is in bankruptcy represent less than 1% of the outstanding receivables for each period presented.

(3)
Represents the principal balance of auto loans for which the underlying vehicle has been repossessed and is held for less than 90 days and for which the related auto loan is not 150 days contractually delinquent.

Historical Net Charge-off Experience
(Dollar Amounts in Thousands)

			As of or for the Year Ended December 31,
	As of or for the Three Months Ended March 31, 2002
			2001	2000	1999	1998	1997
	Dollars		Dollars	Dollars	Dollars	Dollars	Dollars
Principal outstanding	$6,614,149		$6,394,367	$4,511,967	$2,949,854	$1,593,434	$607,802
Average principal amount outstanding	$6,529,318		$5,322,506	$3,842,534	$2,246,585	$1,051,007	$411,194
Number of contracts outstanding	506,831		483,883	339,025	229,231	130,382	53,856
Average number of contracts outstanding	496,607		404,888	291,510	180,006	86,616	36,964
Number of repossessions	12,083		33,642	24,843	16,325	8,499	3,686
Number of repossessions as a percent of average number of contracts outstanding	9.73	%(2)	8.31%	8.52%	9.07%	9.59%	9.97%
Net charge-offs(1)	$109,433		$282,692	$180,796	$109,160	$53,469	$23,700
Net charge-offs as a percent of average principal amount outstanding(1)	6.70	%(2)	5.31%	4.71%	4.86%	5.09%	5.76%

(1)
Net charge-offs represent the principal balance in excess of the estimated net realizable value (or actual realized value in the case of sold vehicles) and exclude costs of repossession and liquidation.

(2)
Annualized.

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  Exhibit 99.1